AmericaFirst Quantitative Strategies Fund

Class A: AFIAX  Class C: AFISX

AmericaFirst Income Trends Fund

Class A: AFPAX  Class U: AFPUX  Class I: AFPIX

Supplement dated September 12, 2011 to the Prospectus dated May 21, 2011

AmericaFirst Quantitative Strategies Fund – Class C Share CDSCs:

With respect to the AmericaFirst Quantitative Strategies Fund Class C shares, the Deferred Sales Charge for shares held for less than one year is eliminated for shares purchased after September 9, 2011. The Deferred Sales Charge of 1.00% remains in place for Class C shares purchased on or before September 9, 2011 and redeemed within one year of purchase. All references to the CDSC are not applicable for share purchases after September 9, 2011.

AmericaFirst Income Trends Fund – Principal Investment Strategies:

With respect to the AmericaFirst Income Trends Fund, the two paragraphs on page 20 of the prospectus are hereby deleted and replaced with the following:

The Fund seeks to achieve its objective by investing in a portfolio of high income common stock, preferred stock and convertible preferred stock selected by applying quantitative modeling techniques that use numerous factors including (but not limited to) dividend yield, price momentum, trading volume, bid/ask spread, and price as compared to simple and exponential moving averages. Preferred securities consist of preferred stocks, trust preferred securities, convertible preferred stocks and other similar securities that typically have priority to corporate income over common stocks but are subordinated to bonds and other debt instruments in a company's capital structure.

The Fund rebalances on an at least quarterly basis based upon the results of the model.  Investment decisions are strictly based on the results of the quantitative model without emotion or subjective analysis.  The model upon which the Fund is based was developed by the Fund’s advisor, AmericaFirst Capital Management, LLC.  The Fund invests without restriction as to issuer capitalization, maturity or credit quality

This Supplement and the existing Prospectus and Statement of Additional Information dated May 21, 2011, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated May 21, 2011 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Funds at 877-217-8363.

AmericaFirst Funds

630 Fitzwatertown Road

Building A, 2nd Floor

Willow Grove, PA 19090

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.